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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 25, 2001


            CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2001, providing for the issuance of the CWMBS, Inc., CHL Mortgage Pass-Through Trust 2001-23, Mortgage Pass-Through Certificates, Series 2001-23).


                                  CWMBS, INC.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                       333-64564               95-4596514
----------------------------           ------------        -------------------
(State of Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)        Identification No.)

              4500 Park Granada
            Calabasas, California                          91302
           ------------------------                      ----------
            (Address of Principal                        (Zip Code)
             Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.       Other Events.
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Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2001-23, Countrywide Securities Corporation ("CSC"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated October 25, 2001.



--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 22, 2001 and the prospectus supplement dated October 24, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-23.



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Item 7.       Financial Statements, Pro Forma Financial
              ----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1  Computational Materials filed on Form SE dated October 25, 2001.




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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWMBS, INC.




                                      By: /s/ Celia Coulter
                                          ---------------------------
                                              Celia Coulter
                                              Vice President
Dated:  October 25, 2001





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                                 Exhibit Index
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Exhibit                                                             Page
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99.1     Computational Materials filed on Form SE dated
         October 25, 2001.                                           6



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